THE ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY

Issued by

Transamerica Life Insurance Company

Supplement Dated June 22, 2003

to the

Prospectus dated May 1, 2003

Section 2 in Appendix C is hereby deleted in its entirety. All New Jersey residents will need to refer to Section 1 of Appendix C for information regarding upgrades to the minimum income base.

This Prospectus Supplement must be accompanied

by the Prospectus for the

The Atlas Portfolio Builder Variable Annuity dated May 1, 2003